UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22481

                                 Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                         New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                             New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 515-3200

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Annual Report

December 31, 2012

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Manager Commentary (unaudited)

as of December 31, 2012

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. (“Fund”, or “AFT”). We appreciate the trust and confidence you have placed with us through your investment in the Fund.

During the second half of 2012, the senior loan and high yield bond markets extended their gains from the first half of the year as investor demand for yield-generating assets remained strong. The fundamental case for credit, and senior loans in particular, remains compelling for investors looking for attractive current income, relatively lower levels of volatility compared to other asset classes and the imbedded benefit a floating rate asset may provide in a rising interest rate environment. Default rates are currently low by historical comparison and expected to remain at subdued levels for the next 12 to 18 months. Additionally, as a general matter, corporate balance sheets appear to be as strong as they have been in a long time given that borrowers have been able to extend maturities and refinance higher cost debt, putting them in a better position to weather the low-growth economic environment the U.S. finds itself in today. Because of these and other factors, demand for senior loans has been strong from both retail and institutional buyers, and combined with relatively muted new issuance volumes, propelled the market higher in 2012.

Performance for the full year 2012 was strong across most fixed income markets as the demand for yield left no market behind. For the full year, the senior loan market returned +9.67% as measured by the S&P/LSTA Leveraged Loan Index, the high yield bond market returned +15.58% as measured by the Bank of America Merrill Lynch HY Master II Index and the investment-grade bond market returned +10.37% as measured by the Bank of America Merrill Lynch U.S. Corporate Master Index. As we look out into 2013, we expect the year to be more of a “coupon-like” year as further price gains are unlikely given where valuations are in the wake of last year’s impressive gains. A risk we perceive in the near to medium-term is the potential impact the aforementioned supply/demand imbalance could have on the income and return profile of senior loans going forward. Because senior loans are generally pre-payable at par, the current environment has allowed a growing number of borrowers to refinance their loans at lower spreads and yields, potentially putting downward pressure on yields of floating rate oriented portfolios. Market conditions such as these have typically been interrupted and/or reversed by volatility brought on by unexpected events such as the tsunami in Japan, Greek/Euro concerns and headlines out of Washington, and while volatility creates some concerns, it also creates opportunities to be taken advantage of.

We appreciate your interest and support in the Fund. If you have any questions about the Fund, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Manager Commentary (unaudited) (continued)

as of December 31, 2012

Portfolio Composition (as % of Current Market Value of Investment Securities)
First Lien Senior Secured Loans	81.9%
Senior Secured Bonds	4.6%
Senior Unsecured Bonds	6.2%
Second Lien Secured Loans	7.3%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	4.99%
Weighted Average Fixed-Rate Coupon	10.77%
Weighted Average Days to Reset	49
Average Position Size	$2,480,068
Number of Positions	175
Weighted Average Rating	B

Credit Quality (b)
BBB- or Higher	1.0%
BB	14.4%
B	72.7%
CCC+ or Lower	11.9%

Top 5 Industries (as % of Current Market Value of Investment Securities)
Services: Business	16.5%
Healthcare & Pharmaceuticals	10.5%
Telecommunications	8.5%
High Tech Industries	7.4%
Banking, Finance, Insurance and Real Estate	7.3%
Total	50.2%

Top 10 Issuers (as % of Current Market Value of Investment Securities)
First Data Corp.	2.5%
Travelport	2.4%
Brock Holdings III, Inc.	2.0%
Burlington Coat Factory Warehouse Corp.	1.9%
Avaya, Inc.	1.7%
Texas Competitive Electric Holdings Co., LLC (TCEH Finance, Inc.)	1.6%
Rural/Metro Corporation	1.4%
Smart & Final, Inc.	1.3%
WideOpenWest Finance, LLC	1.3%
Medpace Intermediateco, Inc.	1.2%
Total	17.3%

Performance Comparision
	Year Ended December 31, 2012	Since Inception on Feb. 23, 2011
AFT - Stock Price (c)	26.41%	3.57%(d)
AFT - NAV (c)	14.23%	6.05%(d)
S&P/LSTA Leveraged Loan Index	9.67%	8.52%

(a)	Averages based on par value of investment securities.

(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2012. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(d)	Annualized.

Annual Report  |  5

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2012

	Principal Amount ($)	Value ($)

Senior Loans (a) - 130.4%
AEROSPACE & DEFENSE - 5.8%
CAMP Systems, Inc.
First Lien Refinanced Term Loan,
5.25%, 05/31/19	1,316,700	1,329,209
Second Lien Initial Term Loan,
10.00%, 11/30/19	1,000,000	1,021,500
Deltek, Inc.
Term Loan B, 6.00%, 10/10/18	1,188,000	1,199,031
ILC Industries, LLC
First Lien Term Loan, 7.50%,
07/11/18	3,980,000	3,943,503
Scitor Corp.
Term Loan, 5.00%, 02/15/17	3,638,098	3,634,696
Sequa Corp.
Term Loan B, 06/19/17 (b)	970,000	977,576
SI Organization, Inc. (The)
New Tranche B Term Loan,
4.50%, 11/22/16	246,851	246,440
SRA International
Term Loan, 6.50%, 07/20/18	4,885,901	4,629,391

		16,981,346

AUTOMOTIVE - 4.8%
Chrysler, LLC
Tranche B Term Loan, 6.00%,
05/24/17	4,376,055	4,475,129
Fram Group Holdings, Inc.
First Lien Term Loan B, 6.50%,
07/29/17	948,000	949,185
Second Lien Term Loan,
10.50%, 01/29/18 (c)	2,000,000	1,900,000
Metaldyne Company LLC
Term Loan B, 6.00%, 12/18/18	3,077,000	3,107,770
Schaeffler AG (Germany)
Term Loan B-2, 6.00%, 01/27/17
(b) (d)	1,765,000	1,788,722
Transtar Industries, Inc.
First Lien Term Loan, 5.50%,
10/09/18	191,520	193,435
Second Lien Term Loan, 9.75%,
10/09/19	1,500,000	1,522,500

		13,936,741

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 10.7%
Alliant Insurance
Term B Loan, 12/20/19 (b)	1,429,000	1,435,252
American Capital, Ltd.
Senior Secured Term Loan,
5.50%, 08/22/16 (c)	1,409,000	1,426,612
Asurion, LLC
First Lien Term Loan, 5.50%,
05/24/18	3,748,337	3,791,686
BATS
Term Loan, 7.00%, 12/19/18	3,306,000	3,223,350
BNY ConvergEX Group, LLC
First Lien Term Loan, 5.25%,
12/19/16	3,194,396	3,086,585
CNO Financial Group, Inc.
Tranche B-2 Term Loan, 5.00%,
09/28/18	611,184	617,959

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE AND REAL ESTATE (continued)
Compass Investors Inc.
Term Loan B, 5.25%, 12/27/19	2,369,000	2,367,034
EZE Castle Software, Inc.
First Lien Term Loan, 5.25%,
12/19/16	1,449,786	1,400,856
Hamilton Lane
Term Loan B, 6.50%, 02/28/18
(c)	962,500	969,719
MMM Holdings, Inc.
MMM Term Loan, 9.75%,
10/26/17	895,632	896,751
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%,
10/26/17	651,368	652,183
Safe-Guard Prod.
Term Loan 1, 12/21/18 (b) (c)	2,845,000	2,724,088
Sedgwick Claims Management
Services, Inc.
Term B-1 Loan, 5.00%, 12/31/16.	3,855,265	3,876,122
VFH Parent LLC
Term Loan, 7.50%, 07/08/16	3,004,679	3,013,137
Walter Investment Management
Corp.
Tranche B Term Loan, 5.75%,
11/28/17	1,674,800	1,684,916

		31,166,250

BEVERAGE, FOOD & TOBACCO - 2.4%
AdvancePierre Foods, Inc.
First Lien Term Loan, 5.75%,
07/10/17	1,000,000	1,012,500
Second Lien Term Loan, 9.50%,
10/10/17	3,000,000	3,060,945
BJ’s Wholesale Club, Inc.
First Lien New Replacement
Loan, 5.75%, 09/26/19	1,517,000	1,539,125
OSI Restaurant Group
Term Loan, 4.75%, 10/28/19	1,456,000	1,472,773

		7,085,343

CAPITAL EQUIPMENT - 1.4%
Silver II Borrower S.C.A. (Silver II
US Holdings, LLC)
Initial Term Loan, 12/13/19 (b)	2,500,000	2,528,125
Tomkins PLC 2L+
Second Lien Initial Term Loan,
9.25%, 05/11/20	1,600,000	1,640,000

		4,168,125

CHEMICALS, PLASTICS, & RUBBER - 5.2%
Arizona Chemicals
Term Loan, 7.25%, 12/22/17 (b)	1,002,587	1,017,205
Houghton International, Inc.
Term Loan B, 12/17/19 (b)	1,000,000	1,010,315
Ineos US Finance LLC
Cash Dollar Term Loan, 6.50%,
05/04/18	5,201,466	5,265,028
NuSil Technology, LLC
Term Loan, 5.00%, 04/07/17	2,871,186	2,880,604

6  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2012

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
CHEMICALS, PLASTICS, & RUBBER (continued)
Univar, Inc.
Term B Loan, 5.00%, 06/30/17	4,899,999	4,893,041

		15,066,193

CONSUMER GOODS: DURABLE - 2.4%
Serta Simmons Holdings, LLC
Term Loan, 5.00%, 10/01/19	2,916,000	2,925,419
SRAM, LLC
First Lien Term Loan, 4.78%,
06/07/18	2,214,669	2,220,206
Second Lien Term Loan, 8.50%,
12/07/18 (c)	1,650,000	1,678,875

		6,824,500

CONSUMER GOODS: NON-DURABLE - 2.8%
Armored AutoGroup, Inc.
New Term Loan, 6.00%,
11/05/16	4,090,355	3,970,181
IG Investments Holdings LLC
First Lien Term Loan, 6.25%,
08/25/16	3,288,375	3,304,817
Prestige Brands International, Inc.
Term Loan B, 5.25%, 01/31/19	708,333	717,559

		7,992,557

CONTAINERS, PACKAGING AND GLASS - 3.8%
Pelican Products, Inc.
First Lien Term Loan, 7.00%,
07/11/18	4,819,046	4,788,927
Reynolds Group Holdings Inc.
U.S. Term Loan, 4.75%,
09/28/18	2,632,880	2,667,120
Tank Holding Corp. (Roto
Acquisition Corp.)
Term Loan 1, 5.50%, 07/09/19	3,562,950	3,588,176

		11,044,223

ENERGY: OIL & GAS - 1.0%
Aluma Systems Inc. (Canada)
Canadian Tranche-2 Loan,
5.75%, 10/23/16 (b) (d)	99,089	98,507
Brand Energy & Infrastructure
Services, Inc.
First Lien Term B-2 Loan, 5.75%,
10/23/16 (b)	412,870	410,445
Samson Investment Co.
Second Lien Initial Term Loan,
6.00%, 09/25/18	1,273,000	1,288,384
Venoco, Inc.
Second Lien Term Loan, 8.50%,
06/30/17 (c)	1,000,000	1,021,250

		2,818,586

ENVIRONMENTAL INDUSTRIES - 2.7%
ADS Waste Holdings, Inc.
Term Loan, 5.25%, 10/09/19	2,460,000	2,493,825
EnergySolutions, LLC (aka
Envirocare of Utah, LLC)
Term Loan, 6.25%, 08/15/16	3,759,521	3,633,972

	Principal Amount ($)	Value ($)

ENVIRONMENTAL INDUSTRIES (continued)
Tervita Corp. (Canada)
Series A Term Loan, 6.50%,
11/14/14 (d)	1,736,875	1,744,839

		7,872,636

HEALTHCARE & PHARMACEUTICALS - 13.8%
Aptalis Pharma, Inc.
Term B-1 Loan, 5.50%, 02/10/17.	2,902,785	2,922,146
Ardent Med Services
Term Loan 1, 05/19/18 (b)	2,539,000	2,569,151
Bausch & Lomb, Inc.
Parent Term Loan, 5.25%,
05/17/19	2,071,590	2,092,492
Carestream Finance LP
Term Loan B, 5.00%, 02/25/17	4,909,816	4,900,610
Catalent Pharma Solutions, Inc.
Dollar Term-2 Loan, 5.25%,
09/15/17	2,127,920	2,157,179
ConvaTec, Inc.
Dollar Term Loan, 5.00%,
12/22/16	550,000	558,019
InVentiv Health, Inc.
Consolidated Term Loan, 7.50%,
08/04/16 (c)	2,387,546	2,327,858
Term B-3 Loan, 7.75%, 05/15/18
(c)	685,221	671,516
Medpace Intermediateco, Inc.
Term B Loan, 6.50%, 06/19/17
(c)	5,533,947	5,312,589
Pharmaceutical Product
Development, Inc.
Term Loan, 6.25%, 12/05/18	3,479,850	3,541,374
Physician Oncology Services, LP
Delayed Draw Term Loan,
7.75%, 01/31/17	121,196	116,348
Effective Date Term Loan,
7.75%, 01/31/17	995,288	955,477
Rural/Metro Corporation
First Lien Term Loan B, 5.75%,
06/30/18	2,957,469	2,926,977
Sage Products Holdings III, LLC
First Lien Initial Term Loan,
5.25%, 12/13/19 (c)	2,128,000	2,146,620
Select Medical Corp.
Tranche B Term Loan, 5.50%,
06/01/18	3,447,500	3,470,771
Sheridan Holdings, Inc.
First Lien Initial Term Loan,
6.00%, 06/29/18	1,620,756	1,643,041
U.S. Renal Care, Inc.
First Lien Initial Term Loan,
6.25%, 07/03/19 (c)	995,000	1,009,925
Second Lien Term Loan,
10.25%, 01/03/20	818,000	833,338

		40,155,431

HIGH TECH INDUSTRIES - 10.8%
Freescale Semiconductor, Inc.
Tranche B-1 Term Loan, 4.46%,
12/01/16	4,038,421	3,961,974

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2012

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
HIGH TECH INDUSTRIES (continued)
Tranche B-2 Term Loan, 6.00%,
02/28/19	992,500	987,845
Infor (US), Inc.
Tranche B-2 Term Loan, 5.25%,
04/05/18	2,736,267	2,766,311
Kronos, Inc.
First Lien Initial Term Loan,
5.50%, 10/30/19	4,000,000	4,053,140
NXP B.V. (Netherlands)
Tranche B Loan, 5.25%,
03/19/19 (d)	2,640,050	2,664,140
Oberthur Technologies (France)
Term Loan B, 6.25%, 11/30/18
(d)	2,985,000	2,962,612
OpenLink International, Inc.
Initial Term Loan, 7.75%,
10/30/17 (c)	2,144,340	2,136,299
Sophia, L.P.
Initial Term Loan, 6.25%,
07/19/18	2,698,376	2,736,828
Sophos (Luxembourg)
Term B Loan, 6.50%, 05/10/19
(d)	1,904,430	1,909,191
Vision Solutions, Inc.
First Lien Term Loan, 6.00%,
07/23/16 (c)	4,504,917	4,496,470
Wall Street Systems Delaware, Inc.
First Lien Term Loan, 5.75%,
10/25/19	1,307,000	1,310,268
Second Lien Term Loan, 9.25%,
10/25/20	1,400,000	1,403,500

		31,388,578

HOTEL, GAMING & LEISURE - 4.7%
Boyd Gaming Corp.
Increased Term Loan, 6.00%,
12/17/15	2,100,450	2,126,706
Cannery Casino Resorts, LLC
First Lien Term Loan, 6.00%,
10/02/18	997,500	1,002,069
Freedom Group
Term B Loan, 5.50%, 04/19/19
(c)	2,845,033	2,820,139
Greektown Super
Term Loan 1, 12/18/18 (b)	1,837,000	1,839,296
Intrawest US Holdings Inc.
First Lien Term Loan, 7.00%,
12/04/17	2,275,000	2,289,219
Peninsula Gaming, LLC
Term B Loan, 5.75%, 11/20/17	1,586,000	1,608,799
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18	2,000,000	1,957,500

		13,643,728

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 3.3%
Acosta, Inc.
Term D Loan, 5.00%, 03/02/18	896,753	906,702

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
Advantage Sales & Marketing, Inc.
First Lien Term Loan, 5.25%,
12/18/17	2,915,190	2,941,791
Cengage Learning Acquisitions,
Inc. (Thomson Learning)
Tranche B Term Loan
(Extended), 5.72%, 07/05/17	3,427,999	2,664,206
MTL Publishing LLC (EMI Music
Publishing Group North America
Holdings, Inc.)
Term B Loan, 5.50%, 06/29/18	1,621,850	1,645,164
SymphonyIRI Group, Inc.
Term Loan, 5.00%, 12/01/17	1,477,500	1,482,420

		9,640,283

MEDIA: BROADCASTING & SUBSCRIPTION - 8.4%
Clear Channel Communications,
Inc.
Tranche B Term Loan, 3.86%,
01/29/16 (b)	3,060,659	2,536,995
Crown Media Holdings, Inc.
Term Loan, 5.75%, 07/14/18	1,713,167	1,721,732
Entercom Communications Corp.
Term B-1 Loan, 5.00%, 11/23/18.	1,946,000	1,965,158
Granite Broadcasting Corp.
First Lien Tranche B Term Loan,
8.50%, 05/23/18 (c)	3,440,710	3,449,312
Gray Television, Inc.
Initial Term Loan, 4.75%,
10/12/19	1,558,730	1,572,041
Univision Communications, Inc.
Extended First Lien Term Loan,
4.46%, 03/31/17	4,735,630	4,666,821
WideOpenWest Finance, LLC
Term Loan, 6.25%, 07/17/18	5,249,399	5,317,116
Yankee Cable Acquisition, LLC
Term Loan B, 5.25%, 08/26/16	3,017,302	3,056,421

		24,285,596

MEDIA: DIVERSIFIED & PRODUCTION - 1.2%
Technicolor S.A. (France)
Term A2 Facility, 7.00%,
05/26/16 (d)	921,741	917,791
Term B2 Facility, 8.00%,
05/26/17 (d)	2,462,101	2,451,551

		3,369,342

METALS & MINING - 0.7%
Summit Materials, LLC
Term Loan, 6.00%, 01/30/19	1,065,945	1,076,274
Waupaca Foundry, Inc.
Term Loan, 5.75%, 06/29/17	987,500	992,438

		2,068,712

RETAIL - 9.7%
99 Cents Only Stores
Tranche B-1 Term Loan, 5.25%,
01/11/19	3,870,750	3,925,579

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2012

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
RETAIL (continued)
Burlington Coat Factory
Warehouse Corp.
Term B-1 Loan, 5.50%, 02/23/17.	7,995,159	8,075,111
Gymboree Corp. (The)
Term Loan 2011, 5.00%,
02/23/18	3,640,538	3,362,947
HMK Intermediate Holdings LLC
Term Loan, 7.25%, 03/30/19 (c)	1,141,375	1,145,655
Savers, Inc.
New Term Loan, 5.00%,
07/09/19	3,880,378	3,901,390
Smart & Final, Inc.
First Lien Term Loan, 5.75%,
11/15/19	2,510,000	2,513,903
Second Lien Term Loan,
10.50%, 11/15/20 (c)	2,959,000	2,988,590
Yankee Candle Co., Inc. (The)
Initial Term Loan, 5.25%,
04/02/19	2,364,776	2,393,236

		28,306,411

SERVICES: BUSINESS - 17.4%
BakerCorp International, Inc.
Term Loan, 5.00%, 06/01/18	2,370,000	2,391,484
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%,
03/16/17	2,109,154	2,119,700
Second Lien Initial Term Loan,
10.00%, 03/16/18 (c)	6,250,000	6,296,875
Centerplate, Inc.
Term Loan A, 5.75%, 10/15/18	960,000	965,999
Dematic Holdings
Term B Loan, 12/18/19 (b)	941,000	944,529
Endurance Business Media, Inc.
First Lien Term Loan, 6.25%,
11/09/19	2,712,000	2,716,529
Second Lien Term Loan,
10.25%, 05/09/20 (c)	1,667,000	1,667,000
GCA Services Group, Inc
First Lien Initial Term Loan,
5.25%, 11/01/19	1,000,000	999,999
Second Lien Initial Term Loan,
9.25%, 11/01/20	1,043,000	1,035,178
Global Cash Access, Inc.
Term Loan, 7.00%, 03/01/16	1,735,714	1,750,902
HD Supply, Inc.
Term Loan, 7.25%, 10/12/17	2,804,905	2,887,299
Hudson Products Holdings Inc.
Term Loan 2012, 06/07/17 (b)	1,626,754	1,632,854
Infogroup, Inc.
Term B Loan, 5.75%, 05/26/18
(c)	1,448,815	1,303,933
Patheon, Inc. (Canada)
Term Loan B, 12/06/19 (b) (d)	2,333,000	2,333,000
Sabre, Inc.
Incremental Term Loan, 7.25%,
12/29/17 (b)	2,216,851	2,249,649

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)
SMG
First Lien Term Loan, 5.50%,
06/07/18	1,548,220	1,554,026
Second Lien Term Loan,
10.75%, 12/07/18 (c)	1,000,000	1,005,000
SNL Financial LC
Term Loan, 5.50%, 10/23/18	1,000,000	1,000,835
SS&C Technologies Holdings
Europe S.A.R.L.
Funded Term B-1 Loan, 5.00%,
06/07/19	3,252,849	3,303,675
Funded Term B-2 Loan, 5.00%,
06/07/19	336,502	341,760
Transfirst Holdings, Inc.
Term Loan 2, 11.00%, 06/20/18	2,500,000	2,475,000
Term Loan B, 6.25%, 12/20/17	1,345,000	1,348,362
Travelport LLC
Term Loan, 11.00%, 11/22/15	1,486,000	1,517,578
Trinet HR Corporation (SOI
Holdings, Inc.)
Term B Loan, 6.50%, 10/24/18
(c)	1,000,000	1,003,749
U.S. Foods, Inc. (aka U.S.
Foodservice, Inc.)
Term Loan (2011), 5.75%,
03/31/17	4,912,500	4,929,399
Wis International
Term Loan B, 12/19/18 (b)	913,000	918,706

		50,693,020

SERVICES: CONSUMER - 2.0%
Barbri, Inc. (Gemini Holdings, Inc.)
Term Loan, 6.00%, 06/19/17	3,485,000	3,491,534
Landry’s, Inc.
Term Loan B, 6.50%, 04/24/18	2,263,893	2,292,191

		5,783,725

TELECOMMUNICATIONS - 12.4%
Avaya, Inc.
Term B-3 Loan, 4.81%, 10/26/17.	8,230,204	7,283,731
Fairpoint Communications, Inc
Term Loan, 6.50%, 01/22/16	989,659	959,727
Fibertech
Term B Loan, 11/22/19 (b)	3,158,000	3,189,580
Global Tel*Link Corp.
Replacement Term Loan, 6.00%,
12/14/17	3,590,551	3,607,355
Integra Telecom Holdings, Inc.
Term Loan, 9.25%, 04/15/15	1,969,697	1,979,132
Level 3 Financing, Inc.
Tranche B 2016 Term Loan,
4.75%, 02/01/16	2,145,623	2,176,198
Securus Technologies Holdings,
Inc.
First Lien Tranche 1 Term Loan,
6.50%, 05/31/17	1,989,899	2,000,674
First Lien Tranche 2 Term Loan,
6.50%, 05/31/17	1,764,665	1,773,497
Sidera Networks, Inc.
Term Loan, 6.00%, 08/26/16	4,912,500	4,918,198

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2012

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
TELECOMMUNICATIONS (continued)
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	4,921,521	4,873,856
Zayo Group, LLC (Zayo Capital,
Inc.)
Term Loan, 5.25%, 07/02/19	3,220,815	3,265,101

		36,027,049

TRANSPORTATION: CARGO - 1.3%
YRCW Receivables LLC
Term B Loan, 11.25%, 09/30/14	3,703,125	3,712,383

TRANSPORTATION: CONSUMER - 1.3%
AWAS Finance (Luxembourg)
Term Loan, 4.75%, 07/16/18 (d)	1,167,861	1,178,570
Landmark Aviation FBO Canada,
Inc. (Canada)
Canadian Term Loan, 5.75%,
10/25/19 (d)	259,904	261,366
LM U.S. Member LLC
First Lien Initial Term Loan,
5.75%, 10/25/19	2,443,096	2,456,838

		3,896,774

UTILITIES: ELECTRIC - 0.4%
Panda Sherman Power, LLC
Construction Term Loan
Advances, 9.00%, 09/14/18 (c)	1,200,000	1,221,000

Total Senior Loans (Cost $376,910,829)		379,148,532

Corporate Notes and Bonds - 15.8%
ENERGY: OIL & GAS - 0.8%
Northern Tier Energy, LLC
(Northern Tier Finance Corp.)
7.13%, 11/15/20 (e)	2,386,000	2,481,440

ENVIRONMENTAL INDUSTRIES - 0.9%
Tervita Corp. (Canada)
9.75%, 11/01/19 (c) (d) (e)	2,604,000	2,525,880

HEALTHCARE & PHARMACEUTICALS - 1.5%
Catalent Pharma Solutions, Inc.
7.88%, 10/15/18 (e)	1,500,000	1,518,750
Rural/Metro Corporation
10.13%, 07/15/19 (c) (e)	3,000,000	2,925,000

		4,443,750

HOTEL, GAMING & LEISURE - 1.0%
Diamond Resorts Corp.
12.00%, 08/15/18	2,600,000	2,827,500

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.3%
Cengage Learning Acquisitions,
Inc. (Thomson Learning)
12.00%, 06/30/19 (e)	3,501,000	1,610,460

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
Reader’s Digest Association, Inc.
(The)
9.50%, 02/15/17 (f)	5,021,000	2,159,030

		3,769,490

MEDIA: BROADCASTING & SUBSCRIPTION - 0.7%
Nara Cable Funding, Ltd. (Ireland)
8.88%, 12/01/18 (d) (e)	1,973,000	1,987,798

METALS & MINING - 0.6%
Global Brass and Copper, Inc.
9.50%, 06/01/19 (e)	1,714,000	1,868,260

SERVICES: BUSINESS - 6.7%
First Data Corp.
12.63%, 01/15/21	10,000,000	10,575,000
Travelport, LLC
9.88%, 09/01/14	10,000,000	8,862,500

		19,437,500

UTILITIES: ELECTRIC - 2.3%
Texas Competitive Electric
Holdings Co., LLC (TCEH
Finance, Inc.)
11.50%, 10/01/20 (e)	8,500,000	6,693,750

Total Corporate Notes and Bonds (Cost $53,322,136)		46,035,368

Total Investments-146.2%		425,183,900
(Cost of $430,232,965)
Other Assets & Liabilities,
Net-6.5%		19,022,659
Loan Outstanding-(42.2)%		(122,704,615)
Series A Preferred
Shares-(10.5)%		(30,680,000)

Net Assets (Applicable to
Common Shares)-100.0%		290,821,944

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2012

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans generally hold a first lien interest and typically pay interest at rates which are periodically determined by reference to a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate, (ii) the prime rate offered by one or more major United States banks and/or (iii) the certificate of deposit rate used by commercial lenders. The rate shown represents the weighted average rate at December 31, 2012. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Fair Value Level 3 security. All remaining securities are denoted as Level 2.
(d)	Foreign issuer traded in U.S. dollars.
(e)

Securities exempt from registration under Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2012, these securities amounted to $21,611,338 or 7.4% of net assets.

(f)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2012.

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Statement of Assets and Liabilities

December 31, 2012

Assets:

Investment securities at fair value (cost $430,232,965)	$425,183,900
Cash and cash equivalents	29,158,515
Interest receivable	3,122,317
Receivable for investment securities sold	22,327,610
Deferred financing costs	783,117
Prepaid expenses	39,261

Total Assets	$480,614,720

Liabilities:

Borrowings under credit facility (Note 8)	$122,704,615
Payable for investment securities purchased	34,668,550
Interest payable	551,976
Investment advisory fee payable	376,047
Accumulated distribution payable to preferred shareholders	177,214
Other payables and accrued expenses due to affiliates	347,630
Directors fees payable	22,750
Other payables and accrued expenses	263,994

Total Liabilities	159,112,776

Net Assets including Series A Preferred Shares	$321,501,944

Series A Preferred Shares
($0.001 par value, 1,534 authorized and issued with liquidation preference of $20,000 per share)	$30,680,000

Net Assets (Applicable to Common Shareholders)	$290,821,944

Net Assets Consist of:

Par value of common shares ($0.001 par value, 999,998,466 shares authorized and 15,530,498 issued and outstanding) (Note 6)	$15,530
Paid-in capital in excess of par value of common shares	295,918,385
Undistributed net investment income	999,427
Accumulated net realized loss from investments	(1,062,333)
Net unrealized depreciation on investments	(5,049,065)

Net Assets (Applicable to Common Shareholders)	$290,821,944

Number of Common Shares outstanding	15,530,498
Net Asset Value, per Common Share	$18.73

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:

Interest	$30,569,416

Total Investment Income	30,569,416

Expenses:
Investment advisory fee (Note 3)	4,393,837
Interest expense (Note 8)	2,329,311
Audit and legal fees	420,559
Administrative services of the Adviser (Note 3)	568,513
Insurance expense	558,639
Amortization of deferred financing costs (Note 8)	359,611
Board of Directors fees (Note 3)	91,739
Other operating expenses (Note 3)	455,355

Total Expenses	9,177,564
Expense reimbursement waived by Adviser (Note 3)	(78,977)

Net Expenses	9,098,587

Net Investment Income	21,470,829

Net Realized and Unrealized Gain on investments

Net realized loss on investments	(1,019,683)
Net change in unrealized depreciation/appreciation on investments	17,887,503

Net realized and unrealized gain on investments	16,867,820

Distributions to Preferred Shareholders:

From net investment income	(738,358)

Net increase in net assets, available to common shareholders, resulting from operations	$37,600,291

See accompanying Notes to Financial Statements.   |  13

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Year Ended	Period Ended
	December 31, 2012	December 31, 2011*

Increase in Net Assets:

From Operations

Net investment income	$21,470,829	$15,524,105
Net realized (loss)/gain on investments	(1,019,683)	392,138
Net change in unrealized depreciation/appreciation on investments	17,887,503	(22,936,568)
Distributions to preferred shareholders	(738,358)	(382,491)

Net increase/(decrease) in net assets from operations	37,600,291	(7,402,816)

Distributions to Common Shareholders

From net investment income	(21,312,205)	(13,628,779)
From realized gain on investments	(137,220)**	(297,568)

Total distributions to common shareholders	(21,449,425)	(13,926,347)

Capital Transactions from Common Shares

Proceeds from sale of common shares	—	295,095,000
Offering costs (Note 6)	—	(618,000)
Reinvestment of dividends	1,021,185	402,048

Net increase in net assets from share transactions	1,021,185	294,879,048

Total increase in net assets	$17,172,051	$273,549,885

Net Assets Applicable to Common Shares

Beginning of period	273,649,893	100,008 ***

End of period	$290,821,944	$273,649,893

Undistributed net investment income	$999,427	$1,558,845

*	For the period from February 23, 2011 (commencement of operations) to December 31, 2011.
**	Amount stated reflects the nature of the underlying short-term investment transactions.
***	Represents initial seed capital invested by Apollo Credit Management, LLC.

14  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2012

Cash Flows From Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$38,338,649

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Flows Provided by Operating Activities
Net realized loss on investments	1,019,683
Net change in unrealized appreciation/(depreciation) on investments	(17,887,503)
Net amortization/(accretion) of premium/(discount)	(703,908)
Purchase of investment securities	(255,460,802)
Proceeds from disposition of investment securities	264,376,500
Amortization of deferred financing costs	359,611
Changes in operating assets and liabilities
Decrease in interest receivable	527,404
Decrease in prepaid expenses	26,422
Decrease in interest payable	(3,720)
Increase in investment advisory fee payable	13,597
Increase in other payables and accrued expenses due to affiliates	290,618
Increase in directors fees payable	22,750
Decrease in other payables and accrued expenses	(84,012)

Net cash flows provided by operating activities	30,835,289

Cash Flows From Financing Activities
Distributions paid to common shareholders	(20,428,240)
Distributions paid to preferred shareholders	(739,287)

Net cash flows used in financing activities	(21,167,527)

Net increase in cash and cash equivalents	9,667,762

Cash and cash equivalents, beginning of year	19,490,753

Cash and cash equivalents, end of year	$29,158,515

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$2,333,031

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$1,021,185

See accompanying Notes to Financial Statements.   |  15

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

	For the	For the
	Year	Period
	Ended	Ended
	December 31	December 31
Common Shares Per Share Operating Performance:	2012	2011(a)
Net Asset Value, Beginning of Period	$17.68	$19.10(b)
Income from Investment Operations:
Net investment income	1.39	1.00
Net realized and unrealized gain/(loss) on investments	1.10	(1.46)
Distributions from net investment income to preferred shareholders	(0.05)	(0.02)

Total from investment operations	2.44	(0.48)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.38)	(0.88)
Net realized gain on investments	(0.01)	(0.02)

Total distributions paid to Common Shareholders	(1.39)	(0.90)
Common Share offering charges to paid-in capital	—	(0.04)
Net Asset Value, End of Period	$18.73	$17.68
Market Value, End of Period	$18.77	$16.01
Total return based on net asset value(c)	14.23%	(2.43)%	(d)
Total return based on market value(c)	26.41%	(15.62)%	(d)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	3.21%	2.99%	(e)
Ratio of net expenses to average net assets	3.18%	2.88%	(e)
Ratio of net investment income to average net assets(f)	7.51%	6.49%	(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	7.25%	6.33%	(e)
Supplemental Data:
Portfolio turnover rate	66.6%	41.5%	(d)
Net assets at end of period (000’s)	$290,822	$273,650
Senior Securities:
Total Series A Preferred Shares outstanding	1,534	1,534
Liquidation and market value per Series A Preferred Shares	$20,000	$20,000
Asset coverage per share(g)	$289,574	$278,380
Loan outstanding (in 000’s)	$122,705	$122,705
Asset coverage per $1,000 of loan outstanding(h)	$3,620	$3,480

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Net investment income ratio does not reflect payment to preferred shareholders.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and loan outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(h)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and loan outstanding) from the Fund’s total assets, and dividing this by the amount of loan outstanding.

16  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements

December 31, 2012

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on February 23, 2011. Apollo Credit Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”).The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbol “AFT”.

Investment Objective

The Fund’s investment objective is to seek current income and preservation of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar economic characteristics. Senior Loans generally hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) which operate in various industries and geographical regions. The Fund seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of the Fund’s managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the board of directors of the Fund (the “Board of Directors” or the “Board”) with at least 60 days’ prior written notice provided to shareholders of the Fund’s common stock.

The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Fund Valuation

The net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of the common shares is total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Fund values its investments primarily using the mean between the bid and ask prices determined by a nationally recognized security pricing service. Securities and assets for which market quotations are not readily available or for which the valuations provided by the primary pricing sources are believed to be unreliable are valued at fair value pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

Annual Report   |  17

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

Bank loans are priced based on valuations provided by an approved independent, third-party pricing agent or broker, if available. If a price is not available from an independent, third-party pricing agent or broker, or if the price provided by the independent third-party pricing agent or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. These procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) whether any dealer quotations for the security are available and considered reliable and (v) press releases and other information published about the issuer. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market.

The valuation techniques used by the Fund to measure fair value at December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. All investments at December 31, 2012 were valued using prices provided by an approved third party pricing service and/or broker quotes. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the levels of the Fund’s investment securities as of December 31, 2012 are as follows:

Investments in Securities:	Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Loans	$379,148,532	$—	$328,425,458	$50,723,074
Corporate Notes and Bonds	46,035,368	—	40,584,488	5,450,880

Total Investments	$425,183,900	$—	$369,009,946	$56,173,954

18  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

The Fund did not have any liabilities that were measured at fair value at December 31, 2012. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2012.

	Total Fair Value	Senior Loans	Corporate Notes and Bonds
Fair Value, beginning of year	$43,639,117	$40,796,617	$2,842,500
Purchases	29,079,068	26,507,472	2,571,596
Sales	(23,329,466)	(23,329,466)	—
Accrued discounts/premiums	63,517	62,645	872
Total net realized loss	(12,841)	(12,841)	—
Total net unrealized gains	924,805	888,893	35,912
Transfers into Level 3	12,736,480	12,736,480	—
Transfers out of Level 3	(6,926,726)	(6,926,726)	—

Fair Value, end of year	$56,173,954	$50,723,074	$5,450,880

Investments were transferred in and out of Level 3 and in and out of Level 2 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. Net change in unrealized gains attributable to Level 3 investments still held at December 31, 2012 was $500,271.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of December 31, 2012, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Fund’s investments, as presented in the accompanying Schedule of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amounts presented in the accompanying Statement of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the gains or losses on investment securities are the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discount and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of its net investment income and net capital gains, if any, for its tax year. The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2012, the Fund recorded a U.S. Federal excise tax provision of $16,643. In 2012, it was deemed prudent, for cash management purposes, for the Fund to pay a nominal excise tax which is recorded in other payables and accrued expenses on the Statement of Assets and Liabilities and equated to $0.001 per common share.

Annual Report   |  19

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund has filed U.S. federal and state tax returns for the 2011 tax year which are subject to the possibility of an audit until the expiration of the applicable statute of limitations.

Distributions to Common Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board, (the “FASB”) issued amended guidance which will enhance disclosures required by U.S. GAAP by requiring improved information about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Fund management is in the process of evaluating the impact that this guidance will have on the Fund’s financial statements.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically. For the year ended December 31, 2012, the Adviser earned fees of $4,393,837.

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Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

Administrative Services and Expense Reimbursements

The Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other Fund services providers. These services may include, without limitation, certain bookkeeping and record keeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to this agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Fund and then allocate these expenses to the Fund for reimbursement. For the year ended December 31, 2012, the Adviser provided services under this agreement totaling $568,513, exclusive of amounts waived by the Adviser for reimbursement which is shown in the Statement of Operations as administrative services of the Adviser. Included in this amount is $134,000 of remuneration for officers of the Fund. The Adviser waived the right to expense reimbursements and investment advisory fees totaling $78,977 for the year ended December 31, 2012.

The Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. Under the Administration Agreement, BNY Mellon Investment Servicing (US) Inc. provides certain administrative services necessary for the operation of the Fund, including maintaining the Fund’s books and records, providing accounting services and preparing regulatory filings. The Fund pays BNY Mellon Investment Servicing (US) Inc. for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent. BNY Mellon and BNY Mellon Investment Servicing (US) Inc. provided services totaling $306,112 during the year ended December 31, 2012 which are included in the Statement of Operations in other operating expenses.

Board of Directors Fees

For the fiscal year ended December 31, 2012, the Fund paid, to each member of the Board of Directors who is not an “interested person” (as defined in the Investment Company Act) of the Fund, an annual retainer of $12,000, plus $2,000 for each in-person Board of Directors meeting, plus $1,000 for attendance at telephonic Board meetings or participation in special committee meetings not held in conjuncture with regularly scheduled Board meetings. In addition, the Chairman of the Audit Committee receives $3,000 per annum. The Fund also reimbursed independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings. Included in the Statement of Operations is $91,739 of expenses related to the Board of Directors.

Note 4. Investment Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $281,891,337 and $283,445,857, respectively.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior

Annual Report   |  21

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Market

Global capital markets experienced significant improvement in 2012. However, despite this positive performance, the current environment continues to be characterized by uncertainty, particularly relating to the economic health of certain parts of Europe and the United States’ fiscal cliff negotiations. Longer term, serious financial and liquidity problems remain in Europe and elsewhere in the world. Should the economic outlook in Europe or the US worsen, these and other events could impact the money market, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. Adverse consequences could extend to the issuers of the loans and bonds held by the Fund and, as a result, could materially and adversely affect returns on the Fund’s investments, the ability of issuers to continue to pay their debt service or refinance and repay their loans as they become due and the Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they may be material and adverse to the Fund.

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Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

Note 6. Common Shares

Common share transactions were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011 *
	Shares	Amount	Shares	Amount
Common shares outstanding - Beginning of Period	15,476,056	$294,933,046	5,236	$100,008
Common shares issued in connection with initial public offering	—	—	15,450,000	295,095,000
Common shares issued as reinvestment of dividends	54,442	1,021,185	20,820	402,048
Offering costs	—	—	—	(618,000)
Permanent differences reclassified (primarily non-deductible expenses)	—	(20,316)	—	(46,010)

Common shares outstanding - End of Period	15,530,498	$295,933,915	15,476,056	$294,933,046

* The Fund commenced investment operations on February 23, 2011.

Offering costs were paid by the Fund up to $0.04 per common share which totaled $618,000 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,905,000.

See the table below for details regarding dividends declared on common shares with a record date of January 1, 2012 or later through the date of this report:

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Paid	Value of new Common Shares Issued
November 1, 2011	January 17, 2012	January 19, 2012	January 31, 2012	$0.105	$1,624,986	$1,624,986	—
January 23, 2012	February 14, 2012	February 16, 2012	February 29, 2012	$0.105	1,624,986	1,624,986	—
February 15, 2012	March 16, 2012	March 20, 2012	March 30, 2012	$0.105	1,624,986	1,624,986	—
February 15, 2012	April 16, 2012	April 18, 2012	April 30, 2012	$0.105	1,624,986	1,624,986	—
February 15, 2012	May 16, 2012	May 18, 2012	May 31, 2012	$0.105	1,624,986	1,624,986	—
May 21, 2012	June 15, 2012	June 19, 2012	June 29, 2012	$0.105	1,624,986	1,624,986	—
May 21, 2012	July 17, 2012	July 19, 2012	July 31, 2012	$0.105	1,624,986	1,624,986	—
May 21, 2012	August 17, 2012	August 21, 2012	August 31, 2012	$0.105	1,624,986	1,428,110	196,876
August 13, 2012	September 14, 2012	September 18, 2012	September 28, 2012	$0.105	1,626,093	1,436,119	189,974
August 13, 2012	October 17, 2012	October 19, 2012	October 31, 2012	$0.105	1,627,150	1,451,721	175,429
August 13, 2012	November 15, 2012	November 19, 2012	November 30, 2012	$0.105	1,628,126	1,482,260	145,866
November 9, 2012	December 14, 2012	December 18, 2012	December 31, 2012	$0.105	1,628,946	1,486,037	142,909
December 13, 2012	December 14, 2012	December 18, 2012	December 31, 2012	$0.125	1,939,222	1,769,092	170,130
November 9, 2012	January 16, 2013	January 18, 2013	January 31, 2013	$0.105	1,630,702	1,496,613	134,089
November 9, 2012	February 13, 2013	February 15, 2013	February 28, 2013	$0.105

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2012, permanent differences resulting primarily from non-deductible expenses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$20,316	$—	$(20,316)

Annual Report   |  23

Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2012 and the fiscal period ended December 31, 2011 was as follows:

Distributions paid from Ordinary Income: *	2012	2011
Common Shareholders	$21,449,425	$13,926,347
Preferred Shareholders	738,358	382,491

Total Distributions	$22,187,783	$14,308,838

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses
$999,427	$—	$(5,089,583)	$(1,021,815)

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Under federal tax law, qualified late year ordinary and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, the Fund incurred a late year long-term capital loss deferral of $804,135.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2012, the most recent year end, the Fund had net long-term capital loss carryforwards of $217,680 which may be carried forward for an unlimited period.

Unrealized appreciation and depreciation and basis of investments for U.S. federal income tax purposes at December 31, 2012 was:

2012
Federal tax basis, cost	$430,273,483

Unrealized appreciation	$6,315,948
Unrealized depreciation	(11,405,531)

Net unrealized depreciation	$(5,089,583)

Note 8. Credit Agreement and Preferred Shares

On March 24, 2011, the Fund entered into a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, the Fund issued shares of the Fund’s Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement must be repaid in full and the outstanding Preferred Shares must be repurchased no later than March 24, 2015.

On August 16, 2011, the Fund and Wells Fargo entered into an amendment to the credit agreement to amend the definition of “Total Maximum Commitment” to adjust the allocation of the loan under the credit agreement and aggregate liquidation preference of outstanding shares of preferred stock from 87% and 13% to 80% and 20%, respectively. In connection with the foregoing adjustment, Wells Fargo granted a waiver under the credit agreement to permit a voluntary prepayment of the loan by the Fund of $10,740,000. Concurrently with the entry into the amendment described above, the Fund issued 537 shares of its Series A Preferred Stock to Wells Fargo with an aggregate liquidation preference of $10,740,000.

As of December 31, 2012, the Fund borrowed $122,704,615 under the credit agreement. The loans generally bear interest at a rate of three-month LIBOR plus 1.40%. The average daily loan balance outstanding on days where borrowings existed was $122,704,615, the weighted average interest rate was 1.87% and the interest expense, which is included on the Statement of Operations in Interest expense, was $2,329,311.

The Fund is authorized to issue up to 1,534 Preferred Shares. At December 31, 2012, 1,534 Preferred Shares were issued and outstanding with an aggregate liquidation preference of $30,680,000. The Preferred Shares generally are entitled to quarterly dividends at a floating rate of 1.90% plus three-month LIBOR, subject to adjustment for unpaid dividends. The weighted average interest rate on the Preferred Shares was 2.37% and the dividends on the Preferred Shares, which are included in the Statement of Operations, were $738,358.

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Apollo Senior Floating Rate Fund Inc.

Notes to Financial Statements (continued)

December 31, 2012

The fair value of the Fund’s borrowings under the credit facility and preferred shares approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities based on a yield analysis and remaining maturities for which the Fund has determined would be categorized as Level 2 in the fair-value hierarchy.

Subject to certain conditions, the loans under the credit agreement may be repaid and the Preferred Shares may be repurchased beginning on March 24, 2014. Any such prepayments or repurchases must be made on a pro-rata basis between the loans and the Preferred Shares. In addition, the credit agreement contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. The loans under the credit agreement may also be prepaid if the Fund has a reasonable, good faith belief that a failure to be in compliance with both asset value tests as of certain test dates could reasonably be expected to imminently occur, provided that such prepayment is limited to the amount that the Fund reasonably determines is necessary to remain in compliance with such asset value tests. The Articles Supplementary establishing the rights, powers and other terms of the Preferred Shares include a corresponding asset value test. These tests are in addition to any requirements outlined in the Fund’s registration statement or by the Investment Company Act. As of December 31, 2012, the Fund was not aware of any instances of non-compliance related to the credit agreement and the Preferred Shares.

In connection with the Fund’s entry into the credit agreement and issuance of Preferred Shares, certain debt financing costs were incurred by the Fund and have been recorded as a deferred financing cost in the Statement of Assets and Liabilities. The debt financing costs are amortized over the life of the credit agreement and the Preferred Shares. The amortization of the deferred financing costs is included in the Statement of Operations.

The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s common shareholders. When the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Note 9. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Fund the losses will not be material.

Note 10. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Effective January 31, 2013, Robert Ruberton no longer serves as a portfolio manager of the Fund.

Annual Report   |  25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Senior Floating Rate Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Apollo Senior Floating Rate Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year ended December 31, 2012 and for the period February 23, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the agent banks and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Apollo Senior Floating Rate Fund Inc. as of December 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2012 and for the period February 23, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, NY

February 19, 2013

26  |

Apollo Senior Floating Rate Fund Inc.

Additional Information

December 31, 2012 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Fund as set forth below, all net investment income dividends and all capital gains distributions declared by the Board of Directors will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Fund. To exercise this option, such shareholder must notify BNY Mellon Investment Servicing (US) Inc., the plan administrator and the Fund’s transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive common stock of the Fund (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

Annual Report   |  27

Apollo Senior Floating Rate Fund Inc.

Directors and Officers

December 31, 2012 (unaudited)

Directors and Officers

The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of the Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“Apollo Funds”) and other public directorships.

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
INTERESTED DIRECTORS(2)
Barry Cohen (Age 60)	Director and Chairman of the Board	Since 2011; Class I Director, current term ends at the 2015 annual meeting.	President, Apollo Global Securities, LLC since 2011; Senior Managing Director, Apollo Capital Markets since 2008; Senior Managing Director, Bear Stearns Asset Management from 2003 to 2008.	1	None.
John Hannan (Age 60)	Director	Since 2011; Class III Director, current term ends at the 2014 annual meeting.	Chairman of the Board of Apollo Investment Corporation (business development company) since 2006 and Chief Executive Officer from 2006 to 2008; Co-founder and Senior Partner of Apollo Management, L.P. since 1990.	1	Apollo Investment Corporation; and Environmental Solutions Worldwide, Inc.
INDEPENDENT DIRECTORS(3)
Glenn N. Marchak(4) (Age 56)	Director	Since 2011; Class II Director, current term ends at the 2013 annual meeting.	Managing Director and Senior Portfolio Manager, Citi Capital Advisors (formerly Citigroup Alternative Investments) from 2005 to 2008; Senior Vice President, Travelers Asset Management International Company LLC from 1998 to 2005.	1	None.
Carl J. Rickertsen(5) (Age 52)	Director	Since 2011; Class III Director, current term ends at the 2014 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005; Chief Operating Officer and Partner, Thayer Capital Partners (private equity investment firm) from 1994 to 2004.	1	Noranda Aluminum Holding Corporation; Berry Plastics Group, Inc.; MicroStrategy Incorporated; until 2010, Convera Corporation; and until 2008, UAP Holding Corp.

28  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Directors and Officers (continued)

December 31, 2012 (unaudited)

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Todd J. Slotkin(6) (Age 59)	Director	Since 2011; Class II Director, current term ends at the 2013 annual meeting.	Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm), from 2007 to 2008 and since 2011; Former Senior Managing Director, Irving Place Capital (private equity investment firm); Managing Director, Natixis Capital Markets (finance) from 2006 to 2007; Executive Vice President and Chief Financial Officer, MacAndrews & Forbes Holdings, Inc. from 1999 to 2006.	1	CBIZ, Inc.; until 2012, Martha Stewart Living Omnimedia, Inc.; and until 2008, Allied Security Holdings LLC.
Elliot Stein, Jr. (Age 64)	Director	Since 2011; Class I Director, current term ends at the 2015 annual meeting.	Chairman of Caribbean International News Corporation (newspaper) since 1985 and a Managing Director of Commonwealth Capital Partners.	1	Global Cornerstone Holdings Limited; Apollo Investment Corporation; and Bizzingo Inc.
EXECUTIVE OFFICERS
Joseph Moroney (Age 41)	President and Chief Investment Officer	Since 2011	Loan product manager, Apollo Management L.P. since 2008; Senior Managing Director and Senior Portfolio Manager, Aladdin Capital Management from 2001 to 2008.	N/A	N/A
Jodi Sarsfield (Age 41)	Treasurer and Chief Financial- Officer	Since 2011	Controller, AP Alternative Assets, L.P. from 2007 to 2012 and Apollo Palmetto Strategic Partnership, L.P. from 2008 to 2012; Ms. Sarsfield joined the Apollo organization in 2007; Controller and Vice President, Greenhill, Inc. from 2004 to 2007.	N/A	N/A
Joseph D. Glatt (Age 39)	Secretary and Chief Legal Officer	Since 2011	Secretary and Vice President, Apollo Investment Corporation since 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007; Associate, Schulte Roth & Zabel LLP (law firm) from 2003 to 2007.	N/A	N/A

Annual Report   |  29

Apollo Senior Floating Rate Fund Inc.

Directors and Officers (continued)

December 31, 2012 (unaudited)

Directors and Officers Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Cindy Michel (Age 39)	Chief Compliance Officer	Since 2011	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Director of Compliance, Apollo Global Management, LLC since 2007; Director of Compliance, Lehman Brothers, Private Equity Division, from 2004 to 2007.	N/A	N/A
(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Cohen and Mr. Hannan are interested persons of the Fund due to their affiliation with the Adviser.
(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Fund.
(4)	Mr. Marchak serves as chairman of the Audit Committee.
(5)	Mr. Rickertsen serves as chairman of the Nominating and Corporate Governance Committee.
(6)	Mr. Slotkin serves as the Lead Independent Director.

30  |  Annual Report

Important Information About This Report

Investment Adviser

Apollo Credit Management LLC

9 West 57th Street

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, NY 10281

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent period ended June 30, are available (i) without charge, upon request, by calling
1-888-301-3838 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Website information, including any information captured through our use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Annual Report   |  31

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9 West 57th Street New York, NY 10019

1-888-301-3838 • www.agmfunds.com

12/31/12

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item’s instructions.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Form N-CSR.

(e)	Not applicable.

(f)	The code of ethics is included on the registrant’s website at: www.agmfunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2011 and December 31, 2012 were $197,500 and $190,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $48,350 and $0, respectively. “Audit-related fees” are for audit-related services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the registrant’s common stock. The aggregate audit-related fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 to Service Affiliates (as defined below) are $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,000 and $7,420, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 to Service Affiliates are $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2011 and December 31, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended December 31, 2011 and December 31, 2012 was $55,350 and $7,420, respectively. There were no non-audit services provided by the accountant to Service Affiliates in 2011 or 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

2

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of February 15, 2013, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Senior Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is head of Apollo Credit Management, LLC’s (the “Adviser”) U.S. Performing Credit business and is the senior portfolio manager for the registrant. Mr. Moroney joined the Adviser from Aladdin Capital Management where he served as the Senior Managing Director and Senior Portfolio Manager in the Leveraged Loan Group. Mr. Moroney’s career spans 19 years, focused in financial advisory and investment management, with experience at various leading financial services firms including Merrill Lynch Investment Managers. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering, and he is also a Chartered Financial Analyst.

Bret Leas	Portfolio Manager	Joined Apollo in 2009 Portfolio Manager since registrant’s inception	Mr. Leas is co-head of the Adviser’s structured credit business and is a portfolio manager for the registrant. Mr. Leas joined the Adviser from Barclays Capital where he was a Director and served in a variety of different roles, most recently as a member of the Credit Structuring Group. From 2000 to 2004 he was an attorney at Weil, Gotshal & Manges LLP in the Structured Finance/Derivatives Group, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD, cum laude, from Georgetown University Law Center.
Alexander B. Wright	Portfolio Manager	Joined Apollo in 2011 Portfolio Manager since registrant’s inception	Mr. Wright serves as a portfolio manager of the registrant. Prior to joining Apollo, Mr. Wright was with GSC Group where he served in a variety of different roles most recently as the Chief Administrative Officer and Chief Financial Officer. Prior to these executive roles he was the head of the U.S. Corporate Debt business. From 2003 to 2007, Mr. Wright served as head of origination for the U.S. Corporate Debt business. Prior to that, Mr. Wright was with IBJ Whitehall Bank & Trust Corporation and Chemical Banking Corporation. Mr. Wright graduated from Rutgers College with a BA degree in Political Science and a minor in Economics, and from Fordham University with an MBA degree.

(a)(2)	As of December 31, 2012, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joseph Moroney
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	14	$23.388 billion	6	$21.213 billion
Other Accounts:	4	$0.959 billion	1	$0.040 billion

Bret Leas
Registered Investment Companies:	None	None	None	None

Other Pooled Investment Vehicles:	1	$0.099 billion	1	$0.099 billion
Other Accounts:	4	$1.525 billion	2	$0.194 billion

Alexander B. Wright
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	8	$2.825 billion	2	$1.190 billion
Other Accounts:	1	$0.040 billion	1	$0.040 billion

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates (“Apollo”) provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of AGM.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)  Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2012 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned

Joseph Moroney	$50,001 - $100,000
Bret Leas	$100,001 - $500,000
Alexander B. Wright	$100,001 - $500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective, as of a date within 90 days of the filing date of this, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (“Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(other)	Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)          /s/ Joseph Moroney

                                                 Joseph Moroney, President

                                                 (principal executive officer)

Date February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Joseph Moroney

                                                 Joseph Moroney, President

                                                 (principal executive officer)

Date February 28, 2013

By (Signature and Title)          /s/ Jodi Sarsfield

                                                 Jodi Sarsfield, Treasurer and Chief Financial Officer

                                                 (principal financial officer)

Date February 28, 2013